Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to executive officers at certain times. The Compensation Committee does not intend to grant equity awards in anticipation of the release of material nonpublic information, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation, and the timing of any equity grants to directors or executive officers will generally be tied to the event giving rise to the award (such as an executive officer’s commencement of employment).

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false